Oppenheimer Commodity Strategy Total Return Fund

Prospectus and Statement of Additional Information Supplement

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) and is in addition to any other supplement(s). Capitalized terms used herein are as defined in the Prospectus or SAI.

The Board of Trustees/Directors of the Funds recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”).  As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, will become the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively.  OFI Global will, in turn, enter into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund.   In addition, on the Effective Date, OFI Global will enter into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund. Finally, on the Effective Date, the current sub-advisory agreements between Oppenheimer Real Asset Management, Inc. (“ORAMI”) and OFI will be terminated.

The realignment of advisory service responsibility between OFI Global and OFI will not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.   References to the Portfolio Managers’ officer positions with the Manager refer to their positions with OFI and not OFI Global.

References to the "Manager" in the Prospectus and SAI mean OFI Global and OFI unless the context indicates otherwise or unless otherwise specified.  All references to the “Sub-Adviser” mean OFI.

Effective immediately, the Prospectus of the Fund is revised as follows:

1.	The section entitled “Investments by ‘Funds of Funds.’” is replaced in its entirety with the following:

Investments by "Funds of Funds." Class I and Class Y shares of the Fund are offered as an investment to certain other Oppenheimer funds that act as "funds of funds," which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund's outstanding shares, or of its outstanding Class I and/or Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund's assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. A decline in the Fund's assets due to large redemptions could also cause the Fund's operating expenses to increase. Further discussion of the possible effects of frequent trading in the Fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

2.	The third bullet under the section entitled “About Class I Shares” is replaced in its entirety with the following:
•	be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; 529 college savings plans; and family offices.

Effective January 1, 2013, the Prospectus of the Fund is revised as follows:

3.     The section entitled “Investment Adviser” is replaced in its entirety with the following:

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.

4.	The section entitled “How the Fund is Managed – THE MANAGER AND THE SUB-ADVISER” is replaced in its entirety with the following:

THE MANAGER AND THE SUB-ADVISER.  OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc.  The Manager oversees the Fund’s investments and its business operations.  OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund’s investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund’s Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012.  The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

5.	The first paragraph of the section entitled “How the Fund is Managed – Advisory Fees” is replaced in its entirety with the following:

Under the investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines for additional assets as the Fund's assets grow: 1.00% of the first $200 million of average annual net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million, calculated on the daily net assets of the Fund. The Fund's advisory fee for its last fiscal year ended December 31, 2011 was 0.81% of average annual net assets for each class of shares, before any applicable waivers.

6.	The following sentence is added at the end of the section entitled “How the Fund is Managed – Advisory Fees”

Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services.

Effective Immediately, the SAI of the Fund is revised as follows:

1.	The third bullet under the section entitled “Class I Share Availability” is replaced in its entirety by the following:
•	be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; 529 college savings plans; and family offices.

Effective January 1, 2013, the SAI of the Fund is revised as follows:

2.	The sixth paragraph of the section entitled “The Fund’s Investment Policies” is replaced in its entirety with the following:

In selecting investments for the Fund's portfolio, the Sub-Adviser evaluates the merits of the Fund's investments primarily through the exercise of its own investment analysis. In the case of commodity-linked derivatives, that process may include the evaluation of the underlying commodity, futures or options contract, index or other economic variable to which the note is linked, the issuer of the instrument, and whether the principal of the note is protected by any form of credit enhancement or guarantee.

3.	The section entitled “The Manager and the Sub-Adviser” is replaced in its entirety with the following:

The Manager and the Sub-Adviser.  The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc., the Sub-Adviser.  The Sub-Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

4.	References to the “Manager” in the section entitled “Pending Litigation” refer to OppenheimerFunds, Inc. and not OFI Global Asset Management, Inc.

5.	The first sentence of the section entitled “Additional Information About the Fund – The Transfer Agent” is replaced with the following:

The Transfer Agent.  OFI Global Asset Management, Inc. is the Fund's Transfer Agent and Shareholder Services, Inc. doing business as OppenheimerFunds Services is the Fund’s Sub-Transfer Agent.

PS0735.038